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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          Chicago Rivet & Machine Co.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2007

To the Shareholders of
  CHICAGO RIVET & MACHINE CO.

     Notice is hereby given that the Annual Meeting of Shareholders of CHICAGO RIVET & MACHINE CO., an Illinois corporation (the "Company"), will be held at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, on Tuesday, May 8, 2007 at 10:00 A.M., Chicago time, for the following purposes:

          1. To elect a Board of nine directors, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify; and

          2. To consider and act upon such other matters as may properly come before the meeting.

     Shareholders of record at the close of business on March 19, 2007 will be entitled to notice of and to vote at this Annual Meeting and at any adjournments or postponements thereof.

     A copy of the Annual Report of the Company for the year ended December 31, 2006, which contains financial statements, is enclosed.

     You are requested to sign, date and return the accompanying proxy card in the enclosed envelope, whether or not you expect to attend the meeting in person.

     Your cooperation is respectfully solicited and appreciated.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 30, 2007

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 2007

     This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share ("Common Stock"), of Chicago Rivet & Machine Co., an Illinois corporation (the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 8, 2007 at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, at 10:00 A.M., Chicago time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Company's Annual Report to Shareholders for the year ended December 31, 2006, including financial statements, this Proxy Statement, the Notice and the attached form of proxy are first being mailed to shareholders on or about March 30, 2007.

     Each shareholder of record at the close of business on March 19, 2007, the record date stated in the Notice, is entitled to vote at the meeting and at any adjournments or postponements thereof. On the record date, there were outstanding 966,132 shares of Common Stock, each entitled to one vote. No other shares of the Company of any other class were outstanding.

     Any shareholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing and delivering to the Secretary of the Company at the above address a subsequent proxy or a written notice of revocation of the proxy, or by attending the Annual Meeting and voting in person. In the absence of any contrary written direction in the proxy, each proxy will be voted for the election of the nominees for director named in this proxy statement and in the proxy, and, in the best judgment of the persons named in the proxy as representatives, upon any other matters which may properly come before the Annual Meeting.

     Proxies will be solicited by mail and may also be solicited by personal interview, telephone and facsimile. Solicitation will be made on a part-time basis by directors and officers of the Company and by other managerial employees, who will receive no compensation therefor other than their regular salary. The Company will arrange for brokerage houses, nominees and other custodians holding Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. The cost of the solicitation of proxies will be borne by the Company.

     The Board of Directors of the Company does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else may properly present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment on such matters.

                             PRINCIPAL SHAREHOLDERS

     The persons listed in the table below are known by the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock.

                                                              NUMBER OF SHARES       PERCENT
                                                            BENEFICIALLY OWNED AS       OF
NAME AND ADDRESS                                             OF JANUARY 31, 2007     CLASS(1)
----------------                                            ---------------------    --------
John A. Morrissey and Walter W. Morrissey
  One Oakbrook Terrace, Suite 802
  Oakbrook Terrace, Illinois 60181......................           174,566(2)         18.1%
Poul Erik Madsen and
Carol Lee Madsen
  16108 6th Street East
  Redington Beach, Florida 33708........................            74,000(3)          7.7%
Advisory Research Inc.
  180 N. Stetson Street, Suite 5500
  Chicago, Illinois 60181...............................            69,300(4)          7.2%
Dimensional Fund Advisors LP
  1299 Ocean Avenue
  Santa Monica, California 90401........................            55,800(5)          5.8%

---------------

(1) The percent of class figures in this table and throughout this proxy statement are based upon the number of outstanding shares of the Company as of January 31, 2007 (966,132).

(2) John A. Morrissey and Walter W. Morrissey may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and each may be deemed therefore to be the beneficial owner of the shares beneficially owned by the other. As of January 31, 2007, John A. Morrissey beneficially owned 90,446 shares (9.4%) with sole voting and investment power. As of January 31, 2007, Walter W. Morrissey beneficially owned 84,120 shares (8.7%) with sole voting and investment power. The group consisting of John A. Morrissey and Walter W. Morrissey may be deemed to be a beneficial owner of a total of 174,566 shares (18.1%).

(3) Poul Erik Madsen filed a Schedule 13D with the Securities and Exchange Commission on July 7, 2006 reporting beneficial ownership of 74,000 shares of common stock. Mr. Madsen's Schedule 13D stated that 37,000 shares are held in Revocable Trust Agreement of Poul Erik Madsen dated February 14, 2006 and 37,000 shares are held in Revocable Trust Agreement of Carol Madsen dated February 14, 2006. Mr. Madsen's Schedule 13D also stated that the entire voting power and power to assign, transfer, dispose or otherwise deal with the 74,000 shares of stock is vested in Mr. Madsen solely.

     Based on the list of Non-Objecting Beneficial Owners as of the record date obtained by the Company, Poul Erik Madsen owns 40,300 shares while Carol Lee Madsen owns 38,000 shares, as of March 19, 2007.

(4) Advisory Research Inc. ("ARI"), filed a Schedule 13G with the Securities and Exchange Commission on February 21, 2007 in which it reported that it beneficially owned 69,300 shares of common stock. The Schedule 13G reported that ARI has sole voting and dispositive power with respect to such shares.

(5) Dimensional Fund Advisors LP ("Dimensional") filed a Schedule 13G with the Securities and Exchange Commission on February 9, 2007 in which it reported that it beneficially owned 55,800 shares of common stock as of December 31, 2006. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, stated in its Schedule 13G that it furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the "Funds"). Dimensional reported in its Schedule 13G that, in its role as investment advisor or manager, it possesses investment and/or voting power over the shares of common stock that are owned by the Funds, and may be deemed to be the beneficial owner of such shares. Dimensional further stated that all shares of common stock reported in its Schedule 13G are owned by the Funds and disclaimed beneficial ownership of all such shares.

                             ELECTION OF DIRECTORS

     A Board of nine directors is to be elected at the Annual Meeting, to serve until the next Annual Meeting and until their successors shall have been elected and shall qualify. The shares represented by proxies received by the Board of Directors will be voted, in the absence of any contrary direction therein, for the election of the nominees hereinafter listed and described. The Board of Directors believes that the persons named will be available, but, if any nominee is unable or unwilling to serve as director, the proxies will be voted for another individual to be selected by the Board of Directors.

     A majority of the outstanding Common Stock shares of the Company will constitute a quorum at the Annual Meeting. Election as a director requires a plurality of the votes cast at the Annual Meeting, so the nine nominees who receive the largest number of votes cast will be elected as directors. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any proposal submitted to shareholders (except for election of directors). Abstentions, withheld votes and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted as votes against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. For any nominee, withheld votes will have no effect on the election of that nominee.

     In the election of directors, voting rights are cumulative, which means that each shareholder is entitled to as many votes as are equal to the number of his or her shares multiplied by the number of directors to be elected (nine). Each shareholder may cast all of such votes for one nominee or may distribute them among two or more nominees in his or her discretion. In the absence of any contrary written direction in the proxy, the proxy will confer discretionary authority on the persons named therein as representatives to cumulate votes selectively among the nominees in the manner just described.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the Board of Directors, the Board of Directors' nominees for director and each executive officer of the Company named in the Summary Compensation Table, including their ages, principal occupations and beneficial ownership of common shares of the Company, and information regarding the beneficial ownership of such shares by all directors and executive officers of the Company as a group:

                                                                               NUMBER OF SHARES
                                                         SERVED AS               BENEFICIALLY     PERCENT
                                                         A DIRECTOR  DIRECTOR    OWNED AS OF        OF
        NAME           AGE      PRINCIPAL OCCUPATION       SINCE     NOMINEE   JANUARY 31, 2007    CLASS
        ----           ---      --------------------     ----------  --------  ----------------   -------
John A. Morrissey....  71    Chairman of the Board and      1968        X           90,446          9.4%(1)
                             Chief Executive Officer of
                             the Company; President and
                             Director of Algonquin
                             State Bank
Walter W.
  Morrissey .........  64    Attorney at Law                1972        X           84,120          8.7%(2)
William T. Divane,
  Jr. ...............  64    Chairman of the Board          1999        X            4,000          0.4%(3)
                             and Chief Executive
                             Officer of Divane Bros.
                             Electric Co.
Michael J. Bourg.....  44    President, Chief Operating     2006        X              200         0.02%(4)
                             Officer and Treasurer of
                             the Company
John R. Madden.......  69    Chairman of the Board of       1980        X              200         0.02%(5)
                             Directors of First
                             National Bank of LaGrange
Edward L. Chott......  71    Chairman of the Board and      2000        X               --            --(6)
                             Chief Executive Officer of
                             The Broaster Co.
Kent H. Cooney.......  56    Chief Financial Officer        2004        X               --            --(7)
                             of Heldon Bay Limited
                             Partnership
Nirendu Dhar.........  65    General Manager of H & L       2001        X               --            --(8)
                             Tool Company, Inc.
George P. Lynch......  74    Attorney at Law                2004        X               --            --(9)
John C. Osterman.....  55    Former President,              N/A                      4,000          0.4%(10)
                             Chief Operating Officer
                             and Treasurer of the
                             Company
All directors and
  executive officers
  as a group.........                                                              178,966         18.5%(11)

---------------

 (1) Mr. John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer since 1981. He has been President and a director of Algonquin State Bank for more than five years, and is also a director of First National Bank of LaGrange and is President and a director of The First Algonquin Company (a bank holding company). He is a brother of Director Walter W. Morrissey. All of the shares listed above as beneficially owned by Mr. John A. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by Walter W. Morrissey in his individual capacity. See "Principal Shareholders."

 (2) Mr. Walter W. Morrissey has been a partner in the law firm of Morrissey & Robinson for more than five years. Mr. Walter W. Morrissey is a director of The First Algonquin Company and a director of Algonquin State Bank. He is a brother of Director John A. Morrissey. All of the shares listed above as beneficially owned by Mr. Walter W. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by John A. Morrissey in his individual capacity. See "Principal Shareholders."

 (3) Mr. Divane has been Chairman of the Board of Directors and Chief Executive Officer of Divane Bros. Electric Co. (an electrical contractor) for more than five years. All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

 (4) Mr. Bourg has been President, Chief Operating Officer and Treasurer of the Company since May 2006. Prior to that, he was Executive Vice President of the Company from February 2006 until May 2006 and Vice President, Finance of the Company from November 2005 until February 2006. Prior to that he was Controller of the Company for more than five years. All of the shares listed as held by Mr. Bourg are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power.

 (5) Mr. Madden has been Chairman of the Board of Directors of First National Bank of LaGrange for more than five years. In addition, he is Chairman of the Board of Directors of F.N.B.C. of LaGrange, Inc. (a bank holding company), Chairman of the Board of Directors of State Bank of Illinois, Chairman of the Board of Heritage Bank of Schaumburg and Chairman of the Board of Schaumburg Bancshares, Inc. (a bank holding company). He is a director of Algonquin State Bank. All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

 (6) Mr. Chott has been Chairman of the Board and Chief Executive Officer of The Broaster Co. (a restaurant equipment manufacturer and food distributor) for more than five years.

 (7) Mr. Cooney has been Chief Financial Officer of Heldon Bay Limited Partnership (a closely held private investment partnership) for more than 5 years. He is also Advisory Board Chairman of Harris Bank, Woodstock, Woodstock, Illinois.

 (8) Mr. Dhar has been employed as General Manager of the Company's subsidiary, H & L Tool Company, Inc., since 1996. Mr. Dhar was employed as Plant Manager and Chief Engineer of H & L Tool Company, Inc. prior to the Company's acquisition of H & L Tool Company, Inc. for more than five years.

 (9) Mr. Lynch has been an attorney in private practice for more than five years. He is also a member of the Board of Directors of Algonquin State Bank.

(10) Until his retirement in May 2006, Mr. Osterman had been President, Chief Operating Officer and Treasurer of the Company since September 1987. Since his retirement, Mr. Osterman has been providing certain consulting services to the Company. Of the shares listed above as beneficially owned by Mr. Osterman, 600 (0.06%) are beneficially owned by him with sole voting and investment power, 2,800 (0.29%) are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power, and 600 (0.06%) are beneficially owned by his wife. Mr. Osterman expressly disclaims beneficial ownership with respect to the 600 shares owned by his wife.

(11) Does not include shares of common stock beneficially owned by Mr. Osterman.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

     The Board of Directors has determined that Edward L. Chott, Kent H. Cooney, William T. Divane, Jr., George P. Lynch and John R. Madden are "independent directors" under the rules of the American Stock Exchange.

     The Board of Directors of the Company held a total of five meetings during 2006.

     The Board of Directors has appointed an Audit Committee, which presently consists of Directors Edward L. Chott, Kent H. Cooney, William T. Divane, Jr., and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange applicable to audit committee members. The Audit Committee is a separately designated committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and that Messrs. Cooney and Madden are each qualified as an "audit committee financial expert," as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Member Kent H. Cooney's background as described in footnote 7 on page 6 of this proxy statement, along with his training and experience as a CPA and former partner with the public accounting firm of McGladrey & Pullen LLP, provide the basis for this determination. Member John R. Madden's background as described in footnote 5 on page 6 of this proxy statement, along with his training and previous experience as a bank examiner for the Federal Deposit Insurance Corporation provide the basis for this determination. The Audit Committee met five times during 2006. The duties of the Audit Committee include selecting the Company's independent auditor, reviewing the arrangements and scope of the independent auditor's examination, reviewing internal accounting procedures and controls, and reviewing the independence of the auditor in regard to the Company and its management. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is located on the Company's website: www.chicagorivet.com.

     The Board of Directors has also appointed a Compensation Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr., George
P. Lynch and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of all officers of the Company, including the General Manager of H & L Tool Company, Inc. The Committee is solely responsible for developing its recommendations to the Board but the Committee may, in its discretion, solicit information from management of the Company. The Committee may create sub-committees, consisting of a minimum of two members of the Committee and may delegate authority to those sub-committees. The Compensation Committee met four times during 2006. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is located on the Company's website: www.chicagorivet.com.

     Director compensation for non-employee directors is determined by the Board of Directors, and the current director fees have been in effect since 2004.

     The Board of Directors has also appointed an Executive Committee, which presently consists of Directors Michael J. Bourg, John R. Madden, John A. Morrissey and Walter W. Morrissey. Under the by-laws of the Company and the resolution of the Board of Directors appointing the Executive Committee, the Executive Committee has all of the authority of the Board of Directors in the management of the Company, except as otherwise required by law. The Executive Committee met twelve times during 2006.

     The Board of Directors has also appointed a Nominating Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr., and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange. The duties of the Nominating Committee include identifying individuals qualified to serve as directors of the Company and recommending to the Board of Directors nominees for the board and members of board committees. The Nominating Committee met twice in 2006. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is located on the Company's website: www.chicagorivet.com.

     The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary at 901 Frontenac Road, Naperville, IL 60563 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the mailing of the Company's proxy statement in connection with the previous year's annual meeting of shareholders.

     The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.

     The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board, including business and civic leaders in the communities in which the Company's facilities are located. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by shareholders.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the person's accomplishments and qualifications and conducts one or more interviews with the candidate. Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's qualifications. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

     It is Company policy that each of our directors attend the Annual Meeting. All of our directors were in attendance at the 2006 Annual Meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     The Board has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board or the non-management directors as a group, any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 901 Frontenac Road, Naperville, IL 60563.

     With the exception of material that is in the nature of advertising, promotions of a product or service, or patently offensive material as determined by the Corporate Secretary, all communications received as set forth in the preceding paragraph will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

POLICY REGARDING RELATED PERSON TRANSACTIONS

     The Audit Committee has adopted a policy regarding related person transactions. For the purposes of this policy, a "Related Person Transaction" is a transaction, arrangement, or relationship in which the Company was, is, or will be a participant and the amount involved exceeds $120,000, and in which any "Related Person" had, has, or will have a direct or indirect material interest. A "Related Person" means: (i) any person who is, or at any time since the beginning of the Company's last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of the Company's common stock; (iii) any immediate family member of any of the foregoing persons; and
(iv) any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. Any Related Person Transaction, identified as such prior to consummation, shall be consummated or amended only if approved in accordance with the policy.

     The Secretary, in concert with the Chief Operating Officer, will assess whether the proposed transaction is a Related Person Transaction for purposes of the policy. If it is determined that the proposed transaction is a Related Person Transaction, the proposed transaction shall be submitted to the Audit Committee for consideration at the next committee meeting or, in those instances in which the Secretary, in consultation with the Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Audit Committee meeting, to the chairman of the Audit Committee (who has been delegated authority to act between committee meetings). The Audit Committee, or where submitted to the chairman of the Audit Committee, the chairman, shall consider all of the relevant facts and circumstances available to the committee or the chairman, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director's independence in the event the Related Person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer; (iii) the availability of other suppliers or customers for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. The Audit Committee (or the chairman) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the committee (or the chairman) determines in good faith.

     At the Audit Committee's first meeting of each fiscal year, the committee shall review any previously approved Related Person Transactions that remain ongoing and have a remaining term or remaining amounts payable to or receivable from the Company. Based on all relevant facts and circumstances, taking into consideration the Company's contractual obligations, the committee shall determine if it is in, or not inconsistent with, the best interests of the Company and its shareholders to continue, modify, or terminate the Related Person Transaction. The policy also contains procedures to ratify any Related Person Transaction not previously approved in accordance with the policy.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of such forms, the Company is not aware that any of its directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 2006 and ending December 31, 2006.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                      REPORT OF COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis contained in this Proxy Statement and has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. This report is submitted on behalf of the members of the Compensation Committee:

                                Edward L. Chott
                             William T. Divane, Jr.
                                George P. Lynch
                                 John R. Madden

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table below includes individual compensation information regarding compensation paid by the Company with respect to the fiscal year ended December 31, 2006 to all executive officers of the Company whose salary and bonus exceed $100,000.

     The Company does not provide stock awards, option awards, other long-term incentive plan awards or defined benefit pension or non-qualified deferred compensation to its executive officers.

COMPENSATION DISCUSSION AND ANALYSIS

     The Company is a leader in the fastener industry manufacturing rivets, standard and specialty cold-formed fasteners, screw machine products and automated assembly equipment, primarily for the automotive industry. The fastener industry is characterized by intense competition for customers, market share and executive talent. The objective of the Executive Compensation Program of the Company (the "Program") is to align compensation with business objectives and performance to enable the Company to attract, retain, and reward key executives whose contributions are critical to ensuring the long-term success of the Company and increasing profitability, thereby enhancing shareholder value. The following principles guided compensation decisions for key executives of the
Company: compensation opportunity is related to performance; compensation decisions are designed to achieve financial objectives, build shareholder value and reward individual and corporate performance; compensation is competitive and equitable; and the proportion of total pay that is at risk against individual and Company performance objectives increases with the more senior positions.

     We believe that these objectives are attainable through a compensation package that contains two key elements of compensation: base salary and cash bonuses.

     Base salaries for executives are established based upon the executive's qualifications and experience, scope of responsibilities and past performance. Base salaries are reviewed and adjusted from time to time after taking into account corporate and individual performance, as well as market levels for positions with similar responsibilities. In setting 2006 base salaries, the Compensation Committee considered, among other things, competitive salary scales, changes in responsibilities and duties and the contributions of each officer toward the long-term growth and profitability of the Company.

     Cash bonuses are intended to reward individual contributions to the Company's overall performance during the year and can therefore be highly variable from year to year. Such bonuses are awarded based upon the subjective evaluation by the Board of Directors based upon a recommendation of the Compensation Committee of each executive's contribution towards the Company's overall success. In determining the amount of bonuses for 2006, the Compensation Committee considered, among other things, the improvement in profitability, individual contributions related to the Company's sales efforts and progress related to the successful consolidation of fastener operations.

     In May 2006, John Osterman, the Company's former President, Chief Operating Officer and Treasurer retired. Following his retirement, the Company retained Mr. Osterman to provide certain consulting services to the Company, including assistance with respect to the shutdown and orderly wind up of business at the Company's Jefferson, Iowa facility and assistance and advice for the orderly transfer of knowledge related to the operation of the Company. Mr. Osterman's consulting agreement with the Company covers a period of 12 months, commencing July 1, 2006 and provides for an aggregate fee of $60,000 to be paid in four quarterly installments during the term of the agreement.

     The Chicago Rivet & Machine Co. Profit Sharing Trust (the "Employees' Trust") is a part of the Chicago Rivet & Machine Co. Profit Sharing Plan (the "Plan") established by the Company for the benefit of its employees. Participants eligible to share in Company contributions include all employees of the Company who have completed one year of service with the Company, except that all individuals employed on October 1, 2003 became participants on that date.

     The Company makes contributions to the Employees' Trust pursuant to a formula based on the Company's annual earnings. The Company may also contribute such other amounts out of current or retained earnings as may be determined by the Board of Directors. The Company's contributions are allocated among eligible participants in proportion to their respective compensation, subject to statutory limitations.

     Each participant has a balance in the Employees' Trust consisting of his share of Company contributions, amounts forfeited by other participants and investment earnings. Each participant's balance vests over a five-year period, beginning with the second year of employment. Full vesting also occurs, regardless of length of employment, when a participating employee reaches normal retirement age, dies or becomes permanently and totally disabled.

     The Plan also contains a 401(k) feature pursuant to which participants may elect to have a portion (up to 60%) of their compensation (but not to exceed the maximum permitted by law) contributed to the Employees' Trust in lieu of receiving it in cash. Each eligible employee, for this purpose, becomes a participant following completion of two months of employment. These contributions are always fully vested and nonforfeitable.

     Contributions received by the Employees' Trust are held by the Trustee and invested in accordance with participants' investment directions among certain investment funds established by the administrative committee and sponsored by the Trustee.

     Distribution of a participant's vested balance is made on termination of employment, or later, if the participant so requests, subject to certain limitations. Distribution is made in a lump sum. Participants may request a loan from the Plan of an amount that does not exceed the lesser of 50% of the participant's 401(k) account balance or $50,000.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's CEO or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. Given the amount of compensation paid the CEO and the four other most highly compensated executive officers, the limits on deductibility of Section 162(m) of the Code on the Company's tax return are not applicable to the Company.

SUMMARY COMPENSATION TABLE

                                                                      ALL OTHER
  NAME AND PRINCIPAL POSITION      YEAR     SALARY      BONUS      COMPENSATION(1)     TOTAL
  ---------------------------      ----    --------    --------    ---------------    --------
John A.
  Morrissey -- Chairman........    2006    $239,536    $ 42,500             --        $282,036
  and Chief Executive Officer
Michael J.
  Bourg -- President,..........    2006    $173,127    $ 32,500        $ 4,836        $210,463
  Chief Operating Officer and
  Treasurer
Nirendu Dhar -- General
  Manager,.....................    2006    $217,109    $110,000        $20,072(2)     $347,181
  H & L Tool Company, Inc.
John C.
  Osterman(3) -- Former........    2006    $100,890          --        $30,772(4)     $131,662
  President, Chief Operating
  Officer and Treasurer

---------------

(1) Includes premiums on term life insurance and Company contributions to the Employees' Trust. Premiums paid for Mr. Bourg's policy were $1,336. Premiums paid for Mr. Dhar's policy were $251. Premiums paid for Mr. Osterman's policy were $772. The amount allocated to Mr. Bourg under the Employees' Trust was $3,500. The amount allocated to Mr. Dhar under the Employees' Trust was $4,447. No amount was allocated to Mr. Osterman under the Employees' Trust.

(2) In addition to the items described in footnote (1) above, the amount shown includes the aggregate cost to the Company attributable to personal use of a Company-provided automobile and membership in golf and social clubs.

(3) Mr. Osterman retired in May 2006.

(4) In addition to the items described in footnote (1) above, all other compensation also includes $30,000 in fees under the terms of a consulting agreement entered into between the Company and Mr. Osterman. The agreement covers a period of 12 months, commencing July 1, 2006 and provides for an aggregate fee of $60,000 to be paid in four quarterly installments during the term of the agreement.

DIRECTOR COMPENSATION TABLE

     The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2006.

                                           FEES EARNED      ALL OTHER
NAME                                     OR PAID IN CASH   COMPENSATION    TOTAL
----                                     ---------------   ------------   -------
Edward L. Chott........................      $17,000               --     $17,000
Kent H. Cooney.........................      $17,000               --     $17,000
William T. Divane, Jr. ................      $17,000               --     $17,000
George P. Lynch........................      $15,250               --     $15,250
John R. Madden.........................      $31,200               --     $31,200
Walter W. Morrissey....................      $29,450               --     $29,450

     Directors of the Company who are also officers or employees receive no compensation for their services as directors or as members of any committee of the Board of Directors, apart from their regular compensation for services as such officers or employees. Accordingly, John A. Morrissey, the Company's Chief Executive Officer and Chairman of the Board, Michael J. Bourg, the Company's President, Chief Operating Officer and Treasurer, and Nirendu Dhar, General Manager of the Company's subsidiary, H & L Tool Company, Inc. are not included in this table as they receive no compensation for their services as directors. The compensation received by Messrs. Morrissey, Bourg and Dhar is shown in the Summary Compensation Table on page 14 of this Proxy Statement.

     Each director who is not an officer of the Company receives a director's fee of $9,000 per year and a $1,250 fee for attendance at each meeting of the Board of Directors. Each member of the Audit Committee receives a $350 fee for attendance at each meeting of the Audit Committee. Each member of the Executive Committee who is not an officer of the Company receives an additional fee of $10,000 per year and a $350 fee for attendance at each meeting of the Executive Committee. The Company does not provide stock awards, option awards, other long-term incentive plan awards or defined benefit pension or non-qualified deferred compensation to its directors.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of Edward L. Chott, Kent H. Cooney, William T. Divane, Jr., and John R. Madden, each of whom are "independent directors" as defined by the rules of the American Stock Exchange applicable to audit committee members. The Audit Committee operates under a charter approved by the Board of Directors.

     Management is responsible for the Company's financial statements and the financial reporting process and has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee is responsible for oversight of these processes. The Audit Committee has reviewed and discussed the financial statements with members of management and with the independent accountants. The Audit Committee, in addition to reviewing with the independent auditors their opinion on the conformity of the audited financial statements with generally accepted accounting principles, discussed their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as the standards of the Public Company Accounting Oversight Board (United States) required to be discussed with the Audit Committee.

     Further, the Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Audit Committee has discussed the independent accountants' independence, including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," with both management and with the independent accountants.

     Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2006, which will be filed with the Securities and Exchange Commission. The Audit Committee has approved the engagement of Grant Thornton LLP as independent accountants for 2007.

Edward L. Chott     Kent H. Cooney     William T. Divane, Jr.     John R. Madden

March 14, 2007

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Grant Thornton LLP served as the Company's independent registered public accounting firm for the year ended December 31, 2006. A representative of that firm is expected to be present at the Company's 2007 Annual Meeting of Shareholders with the opportunity to make a statement, if so desired, and to be available to respond to appropriate questions.

     The Audit Committee has selected Grant Thornton LLP to serve as the Company's independent registered accounting firm for 2007.

     On February 28, 2005, the Company was notified by PricewaterhouseCoopers LLP that they would not stand for re-election as the Company's independent registered public accounting firm for the year ending December 31, 2005. PricewaterhouseCoopers LLP agreed, however, to continue to serve as the Company's independent registered public accounting firm until completion of its procedures on the financial statements of the Company for the year ended December 31, 2004. On March 21, 2005, PricewaterhouseCoopers LLP completed its procedures on the financial statements of the Company for the year ended December 31, 2004, and ceased serving as the Company's independent registered public accounting firm.

     On March 23, 2005, the Audit Committee engaged Grant Thornton LLP to serve as the Company's independent registered public accounting firm for the year ended December 31, 2005.

     The report of PricewaterhouseCoopers LLP on the Company's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. During the year ended December 31, 2004 and through March 21, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company's financial statements for that year. During the year ended December 31, 2004 and through March 21, 2005, there were no "reportable events" (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

     Between January 1, 2003 and the engagement of Grant Thornton LLP on March 23, 2005, neither the Company nor anyone acting on behalf of the Company consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided or (ii) any matter that was either the subject of a disagreement with PricewaterhouseCoopers LLP or a "reportable event."

FEE TABLE

     The following table shows the fees for professional audit services provided by PricewaterhouseCoopers LLP and Grant Thornton LLP for the audit of the Company's annual financial statements for fiscal years 2005 and 2006.

                                                            2005        2006
                                                          --------    --------
Audit Fees(1)
  PricewaterhouseCoopers LLP..........................    $ 80,885    $     --
  Grant Thornton LLP..................................      58,300     165,707
Audit-Related Fees....................................          --          --
Tax Fees..............................................          --          --
All Other Fees........................................          --          --
                                                          --------    --------
Total.................................................    $139,185    $165,707

---------------

(1) Audit Fees: Fees for the professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's 10-Q filings, and services normally provided in connection with statutory and regulatory filings or engagements. All fees listed above as PricewaterhouseCoopers LLP relate to the year 2004.

     The engagements of Grant Thornton LLP and of PricewaterhouseCoopers LLP in connection with the annual audit of the Company's financial statements and the reviews of the financial statements included in the Company's quarterly reports were approved by the Audit Committee before the service was provided. It is the policy of the Audit Committee that all services to be performed by the Company's independent registered public accounting firm be approved in advance of the commencement of such services.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholder proposals for inclusion in proxy materials for the Company's 2008 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 30, 2007. The Company's by-laws require that shareholder proposals made outside of Rule 14a-8 and shareholder nominees for election as a director must be submitted in accordance with the requirements of the by-laws, not later than December 30, 2007 and not earlier than November 30, 2007. However, if the annual meeting is called for a date not within 30 days before or after such anniversary date, such proposals must be received by the Company not later than the close of business on the 10th day following the date notice of the annual meeting was mailed or a public announcement of the annual meeting was made, whichever first occurs. To be in proper written form, a shareholder proposal or nomination must set forth the information prescribed in the Company's by-laws.

                                 OTHER MATTERS

     It is not presently expected that any matters other than the election of directors will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with their best judgment on such matters.

              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF COMMON SHARES OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, CHICAGO RIVET & MACHINE CO., P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 30, 2007

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

--------------------------------------------------------------------------------

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

1. Election of Directors
   (See Reverse)
                                FOR    WITHHELD
                      FOR ALL                    WITHHOLD
                      NOMINEES  [ ]      [ ]     AS TO ALL
                                                 NOMINEES



-----------------------------------------------------------
To withhold authority to vote for any individual nominee, write that nominee's name on the line above.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



                                                           Change of Address [ ]
                                                            on Reverse Side

                              The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

                              NOTE: Please sign exactly as name appears hereon and be sure to date the proxy. If shares are held in the name of more than one person, all holders must sign. Executors, administrators, trustees, guardians and corporate officers must give full title as such.

                              PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                              ENCLOSED RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.


Signature:                 Date:        Signature:                 Date:
          ----------------      -------           ----------------      -------

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

--------------------------------------------------------------------------------

PROXY

                                    REMINDER
                           CHICAGO RIVET & MACHINE CO.
          P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566
                     --------------------------------------
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey, John R. Madden and Michael J. Bourg, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 8, 2007, and at any adjournments or postponements thereof, as designated below.

1. Election of the following nine directors: John A. Morrissey, Walter W. Morrissey, William T. Divane, Jr., John R. Madden, Michael J. Bourg, Edward L. Chott, Kent H. Cooney, Nirendu Dhar and George P. Lynch.

Except with respect to any nominee for whom authority to vote is withheld, a vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes selectively among the nominees, and (ii) to vote for a substituted nominee if any of the nominees listed becomes unable or unwilling to serve.

2. In their discretion, upon such other matters as may properly come before the meeting.

Change of Address:

------------------------------------

------------------------------------

------------------------------------

------------------------------------

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


                                                                     SEE REVERSE
                                                                        SIDE

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

--------------------------------------------------------------------------------

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

1. Election of Directors
   (See Reverse)
                                FOR    WITHHELD
                      FOR ALL                    WITHHOLD
                      NOMINEES  [ ]      [ ]     AS TO ALL
                                                 NOMINEES



-----------------------------------------------------------
To withhold authority to vote for any individual nominee, write that nominee's name on the line above.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



                                                           Change of Address [ ]
                                                            on Reverse Side

                              The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

                              NOTE: Please sign exactly as name appears hereon and be sure to date the proxy. If shares are held in the name of more than one person, all holders must sign. Executors, administrators, trustees, guardians and corporate officers must give full title as such.

                              PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                              ENCLOSED RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.


Signature:                 Date:        Signature:                 Date:
          ----------------      -------           ----------------      -------

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

--------------------------------------------------------------------------------

PROXY

                           CHICAGO RIVET & MACHINE CO.
          P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566
                     --------------------------------------
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey, John R. Madden and Michael J. Bourg, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 8, 2007, and at any adjournments or postponements thereof, as designated below.

1. Election of the following nine directors: John A. Morrissey, Walter W. Morrissey, William T. Divane, Jr., John R. Madden, Michael J. Bourg, Edward L. Chott, Kent H. Cooney, Nirendu Dhar and George P. Lynch.

Except with respect to any nominee for whom authority to vote is withheld, a vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes selectively among the nominees, and (ii) to vote for a substituted nominee if any of the nominees listed becomes unable or unwilling to serve.

2. In their discretion, upon such other matters as may properly come before the meeting.

Change of Address:

------------------------------------

------------------------------------

------------------------------------

------------------------------------

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

                                                                     SEE REVERSE
                                                                        SIDE